                                                                 Exhibit 10.23

     Bioanalytical Systems, Inc.                     Bank One Indiana, NA
      West Lafayette, IN 47906                         201 Main Street
             35-1345024                              Lafayette, IN 47902

DEBTOR'S NAME, ADDRESS AND SSN OR TIN         SECURED PARTY'S NAME AND ADDRESS
 ("I" means each Debtor who signs.)            ("You" means the Secured Party,
                                                 its successors and assigns.)
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I am entering into this security agreement with you on July 24, 1997 (date).
SECURED DEBTS: I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that
  (Check one) /___/   /_X_/ (name)  Bioanalytical Systems, Inc.
  ________________________________________ owe(s) to you now or in the future:
  (Check one below):

     /___/ SPECIFIC DEBT(S). The debt(s), liability or obligations evidenced by
           (describe): _________________________________________________________
           _____________________________________________________________________
           and all      extensions, renewals, refinancings, modifications and
           replacements of the  debt, liability or obligation.

     /_X_/ ALL DEBT(S). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

SECURITY INTEREST. To secure the payment and performance of the above described Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

  /___/ INVENTORY: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

  /___/ EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or scheduled which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

  /___/ FARM PRODUCTS: All farm products including, but not limited to:
        (a) all poultry and livestock and their young, along with their products, produce and replacements;
        (b) all crops, annual or perennial, and all products of the crops; and
        (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

  /___/ ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS TO
        PAYMENT: All rights I have now and that I may have in the future to the payment of money including, but not limited to: (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

  /___/ GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

  /___/ GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

  / X / THE SECURED PROPERTY INCLUDES, BUT IS NOT LIMITED BY, THE FOLLOWING:
   ---              SEE ATTACHED EXHIBIT "A"

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:

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I am a(n)  /   /  individual              I AGREE TO THE TERMS SET OUT ON BOTH
            ---                           PAGE 1 AND PAGE 2 OF THIS AGREEMENT. I
           /   /  partnership             have received a copy of this document
            ---                           on today's date.
           / X /  corporation
            ---
           /   /
            ---   ---------------------
/   / If checked, file this agreement
 ---
in the real estate records.

Record Owner (if not me):                      Bioanalytical Systems, Inc.
                         --------------  -------------------------------------
---------------------------------------                  Debtor's Name
---------------------------------------

The property will be used for            By: Lena Reeves-Kerner
/   / personal                              ----------------------------------
 ---                                            LKK
/ X / business
 ---
/   / agricultural
 ---
/   /                     reasons.
 ---  -------------------
         Bank One, Indiana, NA           Title:          Vice President
---------------------------------------  -------------------------------------
        (Secured Party's Name)

By: /s/  Tony S. Albrecht                By:
    -----------------------------------      ---------------------------------
            Tony S. Albrecht

Title:     Vice President                Title:
      ---------------------------------         ------------------------------

                                                                  (page 1 of 2)

                                 Exhibit "A"

QTY                     MODEL                DESCRIPTION
=======================================================================================================
  lot                                           Casework, hoods, tops, sinks, fixtures, panels, fillers
                                                (all items less #14, 16, 25, 29) Phase I & Phase II
  lot                                           Demo Lab (part of Phase I)
  lot                                           Items #14 & #16 (Phase III)
                                                Credit for H Jayaratna Hood Purchase
   2                                            Deduct for 2 emerg Showers
   1                32L401cw                    Deduct for deck cold water fixture
  33                 32L577                     Deduct hood and deck DI fixture
  14                 32L577                     Deduct DI in phase III hoods only
   3                                            Deduct 3 wall cases
  15                                            Add for factory pre-wire Phase I & Phase II
  11                                            Add for factory pre-wire Phase III
   8                32L658cw                    Add for cold water at hood Phase I & II
   7                32L658cw                    Add for cold water at hood Phase III
   6                 30L805v                    Add for vacuum at hood Phase I
  15                                            Add for field cutting TSI openings Phase I & II
  11                                            Add for field cutting TSI openings Phase III
   3                                            Add for ORION recir DI in lieu of std
   1                                            Epoxy top in lieu of Chemsurf item 4
  lot                                           Provide duplexs in wall and panels as drawn

The above includes freight, non-mechanical installation. The above excludes exhause blowers, TSI devices, blower switches, wiring, basemolding, wall biosking, tax (of any kind)

Debtors:

By:  Lena L. Reeves-Kerner, Vice President
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